Exhibit 10.4

INSYS THERAPEUTICS, INC.

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

1. Statement of Purpose. The purpose of the Insys Therapeutics, Inc. Amended and Restated Equity Incentive Plan (the “Plan”) is to benefit Insys Therapeutics, Inc. (the “Company”) and its subsidiaries through the maintenance and development of the management by offering certain present and future executives, key personnel, non-employee directors and consultants a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or its subsidiaries.

2. Administration.

2.1 Plan Administrator. The Plan shall be administered by the board of directors of the Company, except to the extent the board delegates its authority to a committee of the board to administer this Plan. The administrator of this Plan shall hereinafter be referred to as the “Plan Administrator.”

2.2 Grants to Section 16 Persons. If the Company’s shares of common stock are registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no option shall be granted to a director or officer who is subject to Section 16 of the Exchange Act unless (i) approved in advance by the board or a committee of the board of directors composed solely of two or more “non-employee directors” (as such term is defined in Rule 16b-3(b)(3) under the Exchange Act), (ii) approved in advance, or subsequently ratified by the stockholders in accordance with the provisions of Rule 16b-3(d)(2) under the Exchange Act, or (iii) absent approval pursuant to clauses (i) or (ii), no officer or director of the Company may sell shares acquired upon the exercise of an option during the six-month period immediately following the grant date of the option.

2.3 Compliance with Section 162(m). If the Company’s shares of common stock are registered under Section 12 of the Exchange Act, stock options intended to qualify as “performance based compensation” (as such term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)) may be granted only by a committee of the board of directors composed of no fewer than two directors, each of whom is an “outside director” (as such term is defined under Section 162(m) of the Code).

2.4 Acts and Authority of the Plan Administrator. A majority of the persons comprising the Plan Administrator shall constitute a quorum, and the acts of a majority of such persons present at any meeting at which a quorum is present, or acts approved in writing by all such persons, shall be the acts of the Plan Administrator. Subject to the provisions of the Plan, the Plan Administrator shall have full and final authority, in its absolute discretion, (a) to determine the persons to be granted options under the Plan, (b) to determine the number of shares subject to each option, (c) to determine the time or times at which options will be granted, (d) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in Section 4 of the Plan, (e) to determine the time or times when each option becomes exercisable and the duration of the exercise period, (f) to determine whether or not an option is intended to be treated as an incentive stock option as defined in Section 422 of the Code, (g) to prescribe the form or forms of the agreements evidencing any options granted under the Plan (which forms shall be consistent with the Plan), (h) to adopt, amend and rescind such rules and regulations as, in the Plan Administrator’s opinion, may be advisable in the administration of the Plan, (i) to construe and interpret the Plan, the rules and regulations and the agreements evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan, and (j) to appoint such agents as it shall deem appropriate for the proper administration of the Plan. Any decision made or action taken in good faith by the Plan Administrator in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations shall, to the extent permitted by law, be conclusive and binding upon all optionees under the Plan and upon any person claiming under or through such an optionee, and no director of the Company shall be liable for any such decision made or action taken by the Plan Administrator.

The Plan Administrator may delegate to the Chief Executive Officer of the Company (or to such other officer or officers of the Company as the Chief Executive Officer may designate, acting under the Chief Executive Officer’s supervision), subject to such limitations as the Plan Administrator may determine, the right to grant options to employees who are not officers or directors of the Company; provided, however, that no option shall be granted pursuant to such delegation to any person who could not have been granted an option by the Plan Administrator.

3. Eligibility. Options shall be granted only to key employees, non-employee directors and consultants of the Company and its subsidiaries selected initially and from time to time thereafter by the Plan Administrator on the basis of the special importance of their services in the management, development and operations of the Company or its subsidiaries; provided, however, an incentive stock option may be granted only to a person who, at the time the incentive stock option is granted, is an employee of the Company or any of its subsidiaries (as such term is defined in Section 424 of the Code).

4. Granting of Options. The maximum number of shares of the Company Nonvoting Common Stock, $0.001 par value (“Nonvoting Common Stock”), reserved for issuance under the Plan shall be 2,000,000 (subject to adjustment as provided in Paragraph 11), and the maximum number of shares of the Company Voting Common Stock, $0.001 par value (“Voting Common Stock” and, together with the Nonvoting Common Stock, “Common Stock”), reserved for issuance under the Plan shall be 1,000,000 (subject to adjustment as provided in Paragraph 11) . For purposes of determining the number of shares issued pursuant to the Plan, no shares shall be deemed issued until they are actually delivered to an optionee. Shares covered by options that either wholly or in part are not earned, or that expire or are forfeited, terminated, cancelled, settled in cash, payable solely in cash or exchanged for other awards, shall be available for future issuance under options. Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Company acquiring another entity shall not reduce the maximum number of shares available under the Plan. Shares subject to options may be made available from unissued or reacquired shares of Common Stock.

Any option that meets the requirements of Section 422 shall be an incentive stock option unless otherwise determined at the time of grant. An option that is not an incentive stock option shall be referred to herein as a “nonqualified stock option.”

Unless otherwise expressly provided by the Plan Administrator in any specific instance, the action of the Plan Administrator in selecting an individual to receive a grant, determining the number of shares subject to the option and setting the option price constitutes the granting of the option. The date of the Plan Administrator’s action will be considered the date the option is granted.

No options shall be granted under the Plan subsequent to the tenth anniversary of the effective date of the Plan.

The aggregate fair market value (determined at the time of grant of the option) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time during any calendar year by an employee granted incentive stock options under this Plan or any other plan of the Company or its parent or any subsidiary shall not exceed $100,000; provided however, that this limit shall not apply to those options which are not intended to be treated as incentive stock options as defined in the Code. If an option designated as an incentive stock option exceeds such limitation, such option shall be considered an incentive stock option with respect to the number of shares, if any, that does not exceed limitation, and as a nonqualified stock option with respect to the remaining shares.

Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Company or any subsidiary of the Company, or interfere in any way with the right of the Company or its subsidiaries to terminate his or her employment at any time.

5. Option Price. The option price shall be determined by the Plan Administrator and, subject to the provisions of Paragraph 11 hereof, shall be not less than the fair market value, at the time the option is granted, of the stock subject to the option, provided however, that in the case of an incentive stock option granted to an employee who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of the parent or any subsidiary of the Company (a “10% Holder”), the option price shall not be less than 110% of the fair market value, at the time the option is granted, of the stock subject to the option. For purposes of this Plan, the term “fair market value” per common share shall mean (1) the closing sale price per common share on the national securities exchange on which the shares of Common Stock are principally traded for the date in question on which there was a reported sale of shares of Common Stock on such exchange (or, if no sales of shares of Common Stock were made on that date, the closing sale price as reported for the most recent preceding day on which there was a reported sale of shares of Common Stock), or (2) if the shares of Common Stock are not then traded on a national securities exchange, the closing sale price per common share as reported on the Nasdaq Stock Market for the date in question (or, if no sales of shares of Common Stock were made on that date, the closing sale price as reported for the most recent preceding day on which there was a reported sale of shares of Common Stock), or (3) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise readily ascertainable, such value as determined by the Plan Administrator in good faith.

6. Duration of Options, Increments, and Extensions. Subject to the provisions of Paragraph 9 hereof, each option shall be for such term of not more than ten years, as shall be determined by the Plan Administrator at the date of the grant; provided, however, that no incentive stock option granted to an employee who, at the time the option is granted, is a 10% Holder, shall have a term of more than five years. Except as otherwise determined by the Plan Administrator, each option shall become exercisable with respect to one-quarter of the total number of shares subject to the option six months after the date of its grant and with respect to an additional one-quarter at the end of each sixth-month period thereafter during the succeeding period (each six month period sometimes referred to herein as a “Vesting Period” and each share increment sometimes referred to herein as an “Periodic vesting amount”). Unapproved leaves of absence that continue for more than six months shall delay the exercisability of the options for a period equal in duration to the length of the unapproved absence. In the event that the number of shares subject to the option is not a whole number, any fractional shares will vest in the last Vesting Period. The exercise date shall be deemed to be the date such notice is actually received by the Secretary or another person designated by the Secretary. Notwithstanding the foregoing, the Plan Administrator may in its discretion (i) specifically provide at the time of the grant for another time or other times of exercise; (ii) accelerate the exercisability of any option upon the consent of the affected optionee, if such acceleration would adversely affect an optionee, and subject to such terms and conditions as the Plan Administrator deems necessary and appropriate to effectuate the purpose of the Plan; or (iii) subject to the consent of the affected optionee, at any time prior to the expiration or termination of any option previously granted, extend the term of any option (including such options held by officers or directors) for such additional period as the Plan Administrator, in its discretion shall determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten years (or five years, in the case of an incentive stock option granted to any employee who, at the time the option is granted, is a 10% Holder). Subject to the foregoing, all or any part of the shares to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period; provided, however, that the minimum number of shares purchased shall be no less than the greater of either (i) 100 shares or (ii) 25% of the Periodic vesting amount, unless the total number of shares purchasable shall be less than 100.

7. Change in Control. Any option previously granted under the Plan to an optionee who is an employee of the Company or any of its subsidiaries on the date of a “Change in Control” occurring at any time during the specified term of an option granted under the Plan shall be immediately exercisable in full on such date, without regard to any times of exercise established under Paragraph 6 hereof. The term “Change in Control” shall mean the occurrence of any of the following events:

(a) The Company is merged or consolidated or reorganized into or with or shares of stock of the Company are exchanged for stock or securities of, another corporation or other legal person and as a result of such, merger, consolidation, reorganization or exchange less than 51% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company immediately prior to such merger, consolidation, reorganization or exchange;

(b) The Company sells or otherwise transfers all or substantially all of its business and/or assets to any other corporation or other legal person, less than 51% of the outstanding voting securities or other capital interests of which are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to or after such sale or transfer;

(c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), as promulgated under the Exchange Act, disclosing that any person or group (as the terms “person” and “group” are used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of the Company; or

(d) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless (i) the election, or nomination for election by the Company’s stockholders of each new director of the Company was approved by a vote of at least two-thirds of such directors of the Company then still in office who were directors of the Company at the beginning of any such period (excluding any director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more directors of the Company), or (ii) the new directors were appointed in accordance with the terms and conditions of Section 5 of that certain Shareholders’ Rights Agreement, dated as of March 2, 1999, between the Company and certain of its shareholders.

8. Exercise of Option. An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased in cash or by check, provided, however, that in lieu of cash an optionee may, with the approval of the Plan Administrator, exercise his or her option by (i) tendering to the Company shares of Common Stock owned by him or her (which he or she must have held for at least six months) and with the certificates therefor registered in his or her name, having a fair market value equal to all or a portion of the cash exercise price of the shares being purchased; or (ii) delivery of an irrevocable written notice instructing the Company to deliver the shares of Common Stock being purchased to a broker selected by the Company, subject to the broker’s written guarantee to deliver cash to the Company, in each case of the foregoing clauses (i) and (ii) equal to the full consideration of the exercise price for the shares being purchased. For these purposes, the per share value of the Company’s shares of Common Stock shall be the fair market value at the close of business on the date preceding the date of exercise (or, if that date is not a trading day, on the trading day next preceding the date of exercise of the option).

At the time of any exercise of any option, the Plan Administrator may, if it shall determine it necessary or desirable for any reason, require the optionee (or his or her heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution or resale. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his or her exercise of part of all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirements that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

If the Plan Administrator shall determine it necessary or desirable for any reason, an option shall provide that it is contemplated that the shares acquired through the exercise of the option will not be registered under applicable federal and state securities laws and that such shares cannot be resold unless they are registered under such laws or unless an exemption from registration is available, and the certificate for any such shares issued upon the exercise of the option shall bear a legend making appropriate reference to such provisions and a stop transfer order may be placed with the transfer agent.

At the time of the exercise of any option the Company may require, as a condition of the exercise of such option, the optionee to pay the Company an amount equal to the amount of the tax the Company may be required to withhold as a result of the exercise of such option by the optionee.

At any time when an optionee is required to pay to the optionee’s employer an amount required to be withheld under applicable income tax laws in connection with the exercise of an option, the optionee may satisfy this obligation in whole or in part by making an election (the “Election”) to (i) require the recipient of the shares of Common Stock to remit to the Company an amount in cash sufficient to satisfy all withholding taxes or (ii) deduct from the cash payment pursuant to a broker-assisted option exercise (net to optionee in cash or shares of Common Stock) an amount sufficient to satisfy any withholding tax requirements. The value of the shares to be withheld shall be based on the fair market value of the shares of Common Stock of the company on the date that the amount of tax to be withheld shall be determined (the “Tax Date”). Each Election must be made on or prior to the Tax Date and shall be irrevocable. The Plan Administrator may disapprove of any Election or may suspend or terminate the right to make Elections.

At the time of any exercise of any option, the Plan Administrator may, if it shall determine it necessary or desirable for any reason, require the optionee (or his or her heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written agreement to be bound by the terms of the Company’s Amended and Restated Stockholders Agreement. In the event such agreement is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his or her exercise of part of all of the option and a stop transfer order may be placed with the transfer agent.

9. Termination of Employment; Exercise Thereafter. In the event the employment or association of an optionee with the Company or any of its subsidiaries is terminated for any reason other than death, permanent disability or a Change in Control, such optionee’s option shall expire and the optionee may exercise the option, to the extent the option is exercisable at the time of termination, in the three-month period after such termination. Temporary absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Company and its subsidiaries, shall not be considered to terminate employment or to interrupt continuous employment.

In the event of termination of employment because of disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as shall be subsequently amended) or death, the option may be exercised in full, without regard to any times of exercise established under Paragraph 6 hereof, by his or her heirs, legatees, or legal representative, as the case may be, during its specified term prior to one year after the date of termination.

10. Non-Transferability of Options. Unless otherwise determined by the Plan Administrator in the case of nonqualified stock options, no option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during an optionee’s lifetime only by him or her.

11. Adjustment. The number of shares subject to the Plan and to options granted under the Plan shall be adjusted as follows: (a) in the event that the Company’s outstanding shares of Common Stock are changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis as determined by the Plan Administrator, for each common share then subject to the Plan, whether or not at the time subject to outstanding options, the number and kind of shares of stock or other securities to which the holders of shares of Common Stock of the Company will be entitled pursuant to the transaction; (c) in the event of any other relevant change in the capitalization of the Company, the Plan Administrator shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan, whether or not then subject to outstanding options; and (d) in the event of any such adjustment the purchase price per share shall be proportionately adjusted.

12. Amendment of Plan. The board of directors of the Company may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall change or impair any option previously granted without the consent of the optionee, and any amendment that has any of the following effects shall require the approval of the shareholders: (a) any change in the persons eligible to receive options, (b) any increase in the maximum number of shares available for issuance under the Plan, (c) any change in the minimum purchase price or the maximum number of shares with respect to which options can be granted to any individual in any given calendar year, or (d) any change in the limitations on the option period or increase the time limitations on the grant of options.

13. Effective Date. The Plan shall become effective on the date it is adopted by the shareholders of the Company and shall remain in effect in accordance with its terms unless amended or terminated by the board of directors.

14. Severability. If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Adopted by the Board of Directors and the shareholders by written consent in lieu of a meeting on June 29, 2006.